Q2 Company Update June 2026

Disclaimer Any statements made in this presentation that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements and should be evaluated as such. Forward-looking statements include information concerning the strategy, initiation, cost, timing, progress, and results of our preclinical studies and clinical trials for our product candidates; our ability to leverage our technology platform to enable more informed drug research and development; estimates of the number of patients with certain diseases and conditions we intend to treat, the number of patients that we plan to enroll in our clinical trials, and the size and nature of the market opportunity for our product candidates, expected milestones and business objectives for 2026 and beyond; and our ability to maintain our current license agreements and collaborations, including our ability to comply with our financial obligations pursuant to the terms of such agreements, and our ability to identify and enter into future license agreements and collaborations. These statements often include words such as "anticipate," "expect," "suggests," "plan," "believe," "intend," "estimates," "targets," "projects," "should," "could," "would," "may," "will," "forecast" and other similar expressions. These forward-looking statements are contained throughout this presentation. We have based these forward-looking statements on our current expectations, plans and assumptions that we have made in light of our experience in the industry, as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances at such time. As you read and consider this presentation, you should understand that these statements are not guarantees of future performance or results. The forward-looking statements are subject to and involve risks, uncertainties and assumptions, and you should not place undue reliance on these forward-looking statements. Although we believe that these forward-looking statements are based on reasonable assumptions at the time they are made, you should be aware that many factors could affect our actual results or results of operations and could cause actual results to differ materially from those expressed in the forward-looking statements. Factors that may materially affect such forward-looking statements include: our limited operating history; our significant net losses incurred since inception and the likelihood of incurring additional losses for the foreseeable future; our need for substantial additional funding; the early stage of development of our product candidates and any future product candidates and the possibility they may fail in development; our dependence on the success of our current product candidates; legal and regulatory risks; intellectual property-related risks; and the other important factors described in the Annual Report on Form 10-K that we have filed with the Securities and Exchange Commission. These cautionary statements should not be construed by you to be exhaustive and are made only as of the date of this presentation. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. Certain information contained in this presentation and statements made orally during this presentation relate to or are based on studies, publications and other data obtained from third-party sources as well as our own internal estimates and research. While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third party sources. In addition, estimates involve a number of assumptions and limitations and you are cautioned not to give undue weight to such estimates. This presentation contains references to our trademarks and service marks and to those belonging to other entities. Solely for convenience, trademarks and trade names referred to in this presentation may appear without the® or TM symbols, but such references are not intended to indicate in any way that we will not assert, to the fullest extent under applicable law, our rights or the rights of the applicable licensor to these trademarks and tradenames. We do not intend our use or display of other entities' trade names, trademarks or service marks to imply a relationship with, or endorsement or sponsorship of us by, any other entity.

Advancing breakthrough therapeutics through the purposeful integration of science and engineering © 2026 | 3 Innovative Discovery Machine Learning & Advanced Engineering Experienced Leadership Clinical-Stage Pipeline Eikon is a late-stage clinical biopharmaceutical company

Eikon's pipeline includes multiple indications addressing significant unmet medical needs

Candidate/ Program	Target	Target Indication(s)	Stage (Pre-Clinical / Phase 1 / Phase 2 / Phase 3)	Ownership	Next Anticipated Milestone
EIK1001	TLR7/8	Melanoma[1]	Phase 2	Global exclusive license	First Interim Analysis, 2H 2026
		NSCLC[2]	Phase 2		Phase 2/3 First Patient Dosed, 2H 2026 (Milestone achieved); Phase 2 Data (NSQ SQ)[3] Readout, 2H 2026
EIK1003	PARP1	Ovarian, Breast, Prostate, Pancreatic	Phase 2	Global exclusive license excluding Greater China[4]	1A and 1C Data Readouts, 2H 2026 (Milestone achieved)
EIK1004	PARP1 *(CNS Penetrant)*	Solid Tumors with and without Brain Metastases	Phase 1	Global exclusive license excluding Greater China[4]	Completion of Phase 1/2 Dose Escalation, 2H 2026
EIK1005	WRN	MSI-high Tumors	Phase 1	Wholly owned	Phase 1 First Patient Dosed, Q1 2026 (Milestone achieved)
EIK1006	AR	Prostate Cancer	Pre-Clinical	Wholly owned	IND Submission, End of 2026

Milestone achieved

We are also actively pursuing additional discovery research in oncology and neurodegeneration

[1]This Phase 2/3 trial is designed to proceed to completion, subject to interim analysis by a data monitoring committee, and to form the basis for registration;[2] Phase 2 safety and efficacy study nearing completion; United States Food and Drug Administration, or FDA, has allowed us to proceed with the Phase 2/3 registrational trial;[3] NSQ = Non-squamous cohort, SQ = Squamous cohort, Phase 2 readout for NSQ cohort presented at ASCO 2026;[4] Greater China: China, Hong Kong, Macau, Taiwan.
Note: Readouts are contingent on acceptance for presentation at one of several major medical conferences eikon THERAPEUTICS

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EIK1001 – TLR7/8 Dual-Agonist

EIK1001: Eikon’s TLR7/8 dual-agonist has potential to complement checkpoint inhibition TLR7 and TLR8 activate innate and adaptive anti-tumor immunity TLR7/8 dual-agonist activates both innate and adaptive immune responses Orthogonal mechanism to checkpoint inhibition, a prerequisite for successful combination Established biology cutaneous administration of resiquimod1 (EIK1001) shown to provoke responses in lymphomas and basal cell carcinoma Monotherapy activity observed in phase 1 studies with EIK1001 doi.org/10.1016/j.medidd.2022.100122; 1doi: 10.1182/blood-2015-02-630335; doi: 10.3390/pharmaceutics14102076

NSCLC standard of care established in KEYNOTE studies of pembrolizumab + chemotherapy vs chemotherapy alone Source(s): DOI(s): 10.1056/NEJMoa1810865; 10.1056/NEJMoa1801005; 10.1200/JCO.22.01989; 10.1200/JCO.22.01990 || NEJM ITT population and JCO, all responses from NEJM are reported as based on the investigator review in the original publication Trial Regimen N ORR DCR DOR (months) KEYNOTE 189 (Non-Squamous) Pembro + chemo vs. Chemo 616 43% vs. 19% 81% vs. 70% Median: 12.6 vs. 7.6 KEYNOTE 407 (Squamous) Pembro + chemo vs. Chemo 559 55% vs. 32% 84% vs. 76% Median: 7.3 vs. 4.9 Investigator-based assessment from established standard of care

Data as of May 4, 2026; Safety, exposure, and disposition data cutoff: March 17, 2026; Presented at ASCO 2026 ALL (NSQ + SQ) N = 65 | 72 (Efficacy Evaluable | Total) % (95% CI) ORR (CR+PR) 63.1% (50.2%, 74.7%) DCR (CR+PR+SD) 90.8% (81.0%, 96.5%) Responses are based on RECIST 1.1 EIK1001-005 study fully enrolled: NSQ data updated at ASCO 2026, SQ data still maturing NSQ N = 36 | 39 (Efficacy Evaluable | Total) % (95% CI) ORR (CR+PR) 55.6% (38.1%, 72.1%) DCR (CR+PR+SD) 83.3% (67.2%, 93.6%) Median Follow Up, mo. 13.6 (range: 7.9-25.3) SQ N = 29 | 33 (Efficacy Evaluable | Total) % (95% CI) ORR (CR+PR) 72.4% (52.8%, 87.3%) DCR (CR+PR+SD) 100% (86.3%, 100%) Median Follow Up, mo. 8.8 (range: 2.8-21.4) Objective responses were observed across all PD-L1 TPS (Tumor Proportion Score) subgroups Study continues to perform at the high end of company expectations All Participants Nonsquamous Squamous

EIK1001-005 is observed to be generally well tolerated, permitting administration in out-patient setting

Overall Safety Summary

TEAEs:	N	%
Any TEAE	72	100%
Grade ≥ 3 TEAE	57	79.2%
Grade ≥ 3 drug-related TEAE	35	48.6%
SAE	36	50.0%
TEAEs leading dose to:		
Death	9	12.5%
Discontinuation	14	19.4%
Modification	17	23.6%

Grade ≥ 3 TRAE Occurring in ≥ 2 Subjects

	NSQ N=39	SQ N=33	All N=72
Grade ≥ 3 TRAEs:	N(%)	N(%)	N(%)
Neutropenia*	13(33.3%)	9(27.3%)	22(30.6%)
Anemia*	6(15.4%)	1(3.0%)	7(9.7%)
Thrombocytopenia*	6(15.4%)	1(3.0%)	7(9.7%)
Fatigue*	4(10.3%)	1(3.0%)	5(6.9%)
Colitis	1(2.6%)	2(6.1%)	3(4.2%)
Febrile Neutropenia	2(5.1%)	None	2(2.8%)
Lymphopenia	1(2.6%)	1(3.0%)	2(2.8%)

*Consolidated terms

Drug-related: events determined by Investigator to be related to treatment regimen; TEAE = treatment-emergent adverse event; TRAE = treatment-related adverse event; SAE = serious adverse event; NSQ = non-squamous; SQ = squamous. Adverse events are shown for preferred terms occurring in ≥2 participants overall.

- No DLTs were observed during the safety run-in phase (N=13)
- High-grade treatment-related AEs were generally consistent with toxicities expected with pembrolizumab/platinum-based chemotherapy
- **No Grade 3 or higher Cytokine Release Syndrome (CRS) events**

eikon THERAPEUTICS

Responses are based on RECIST 1.1

Data as of May 4, 2026; Safety, exposure, and disposition data cutoff: March 17, 2026; Presented at ASCO 2026

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Data as of May 4, 2026; Presented at ASCO 2026 Responses are based on RECIST 1.1 EIK1001-005 study fully enrolled: NSQ data updated at ASCO 2026 Time on Study Participants Time Since Initiation of Treatment (months) Target Lesion Waterfall Participants Best (%) Change from Baseline Months in Response Duration of Response, % Number at Risk Median DOR > 11 months (as of May 4, 2026)

Data as of May 4, 2026; Presented at ASCO 2026 Responses are based on RECIST 1.1 EIK1001-005 NSQ summary EIK1001 + SOC demonstrated encouraging antitumor activity in the NSQ cohort Tumor reductions were observed in most response-evaluable participants Median DOR was greater than 11 months at the efficacy data cutoff of May 4, 2026 Response follow-up was ongoing, with several responders remaining on treatment or in response

EIK1001: Current program(s) status Currently conducting multiple clinical trials: EIK1001-005 Phase 2 exploratory/tolerability study in NSCLC of triplet (chemo + EIK1001 + pembrolizumab), initiated in Q1 2024 EIK1001-006 Phase 2/3 registrational trial in melanoma of combination (EIK1001 + pembrolizumab), initiated in Q2 2025 EIK1001-008 Phase 2/3 registrational trial in NSCLC (chemo + EIK1001 + pembrolizumab), initiated in Q1 2026 Anticipated 2026 milestone(s): 2H2026 Phase 2 data readout NSQ and SQ 2H2026 First Interim Analysis 2H2026 First Patient Dosed ✽ Milestone achieved ✽

EIK1003/EIK1004: PARP1-Selective Inhibitors for Treatment of Malignancy

HRRD = Sensitive Selective EIK1003: Eikon’s PARP1 selective inhibitor has potential to overcome current limitations and expand usage setting PARP1 inhibition and subsequent trapped PARP1 leads to DNA double strand breaks and anti-tumor activity in HR deficient cells EIK1003 is designed to be highly selective for PARP1 over PARP2, in contrast to currently approved agents PARP2 activity is thought to be a major driver of hematotoxicity, limiting current therapies to maintenance setting A differentiated PARP1 selective inhibitor could potentially be used in combination and beyond the maintenance setting 1: AstraZeneca FY 2024 results; HR: homologous recombination; HRRD: HRR deficient

Target Lesion Waterfall Participants Best (%) Change from Baseline EIK1003: Tumor responses observed in Phase 1/2 trial as monotherapy. Results from the fully-enrolled dose-escalation trial. Note: CA125 Response: reduction of over 50% in serum CA-125 levels from a high pre-treatment baseline, maintained for at least 28 days Data as of May 4, 2026; Safety data as of February 27th, 2026; Presented at ASCO 2026 Responses are based on RECIST 1.1, PARPi: PARP inhibitor Monotherapy Time on Study Participants Time Since Initiation of Treatment (months)

EIK1003: Summary of observed responses and safety profile as monotherapy (Cohort 1A)

Monotherapy Key Endpoints

	(CR+PR)/Evaluable	ORR %
Total	**7/49**	**14.3%**
Tumor Type		
Breast	2/16	12.5%
Ep. Ovarian	4/27	14.8%
Prostate	1/1	100%
Pancreatic	0/5	0%
PARPi Naïve	4/15	**26.7%**

- All 7 responses were PRs (5 confirmed, 2 unconfirmed)
- Median duration of response (DOR) in confirmed responders: **7.8 months** (range: 6.0-15.9+)
- Disease control rate (DCR: CR+PR+SD): **38.8%**

Monotherapy Safety Summary

	N (Total = 65)	%
TEAEs:		
All	63	96.9%
Grade ≥ 3	29	44.6%
Anemia	6	9.2%
Neutropenia	5	7.7%
Ascites	5	7.7%
Thrombocytopenia	1	1.5%
TEAEs leading dose to:		
Interruption	22	33.8%
Reduction	7	10.8%
Discontinuation	6	9.2%

- 4 out of 6 participants who developed Grade ≥ 3 anemia had Grade 1-2 anemia at baseline
- There were no treatment-related AEs (TRAEs) that led to death eikon THERAPEUTICS

Responses are based on RECIST 1.1, PARPi: PARP inhibitor
Data as of May 4, 2026; Safety data as of February 27th, 2026; Presented at ASCO 2026

TEAE: treatment emergent adverse event; TRAE: treatment related adverse event; ORR: objective response rate; DCR: disease control rate; DOR: duration of response

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Target Lesion Waterfall Participants Best (%) Change from Baseline EIK1003: Tumor responses observed in Phase 1/2 trial in combination with paclitaxel. Results from fully enrolled dose escalation trial. Note: CA125 Response: reduction of over 50% in serum CA-125 levels from a high pre-treatment baseline, maintained for at least 28 days Data as of May 4, 2026; Safety data as of February 27th, 2026; Presented at ASCO 2026 Responses are based on RECIST 1.1, PARPi: PARP inhibitor Cohort 1C Time on Study Participants Time Since Initiation of Treatment (months)

EIK1003: Summary of observed responses and safety profile in combination with paclitaxel (Cohort 1C)

Paclitaxel Combo. Key Endpoints

	(CR+PR)/Evaluable	ORR %
Total	**13/53**	**24.5%**
Tumor Type		
Breast	5/26	19.2%
Ep. Ovarian	8/27	29.6%
Prior Taxane	12/13	**92%**

- 1 CR (confirmed), 12 PR (8 confirmed, 4 unconfirmed)
- Prior taxane exposure by tumor type: 100% (8/8) ovarian cancer; 80% (4/5) breast cancer
- DOR range in confirmed responders: **1.5+ - 11.4 months**. The response remains ongoing for 3 responders
- Disease control rate (DCR: CR+PR+SD): **79.2%**

Paclitaxel Combo. Safety Summary

	N (Total = 60)	%
TEAEs:		
All	60	100%
Grade ≥ 3 in at least 10%	45	75%
Anemia	8	13.3%
Neutropenia	30	50%
TEAEs leading dose to:		
Interruption	50	83.3%
Reduction	15	25%
Discontinuation*	11	18.3%

**discontinuation of either or both drugs*

- Dose-limiting toxicities of febrile neutropenia and tachycardia (1 participant each) occurred at the highest dose level tested (EIK1003 60 mg)
- All 8 participants who developed Grade ≥ 3 anemia had Grade 1-2 anemia at baseline
- There were no treatment-related AEs (TRAEs) that led to death

Responses are based on RECIST 1.1, PARPi: PARP inhibitor
Data as of May 4, 2026; Safety data as of February 27th, 2026; Presented at ASCO 2026

TEAE: treatment emergent adverse event; TRAE: treatment related adverse event; ORR: objective response rate; DCR: disease control rate; DOR: duration of response

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EIK1003/EIK1004: Current program(s) status Currently conducting multiple clinical trials: EIK1003-001 (Part 1): Cohort 1A: Monotherapy Cohort 1B: Combo with abiraterone Cohort 1C: Combo with paclitaxel Cohort 1D: Combo with platinum-based therapy and paclitaxel EIK1003-001 (Part 2): Ph 2 Monotherapy dose optimization study EIK1004-001 (Part 1): Dose escalation safety study Anticipated 2026 milestone(s): 1H 2026 Read out at ASCO 2026 2H 2026 Read out 1H 2026 Read out at ASCO 2026 1H 2026 Study initiated 1H 2026 First patient dosed 2H 2026 Complete dose escalation Milestone achieved ✽ ✽ ✽ ✽ ✽

EIK1005: WRN Inhibitor for Treatment of MSI-High Cancers

EIK1005: Eikon’s WRN inhibitor for the treatment of microsatellite instability high cancers MSI-high cancers rely on WRN helicase activity to resolve secondary DNA structures WRN inhibition blocks DNA repair leading to fragmented DNA and cell death in sensitive cells Unmet need exists for cancers that are primary refractory or relapse from currently available therapies PD-L1 combinations could potentially enhance the anti-tumor activity of a WRN inhibitor

EIK1005: WRN inhibitor clinical program initiated based on favorable results in tumor xenograft studies, starting dose established

Tumor volume decrease observed at multiple dose levels in preclinical studies



HCT116 Xenograft
Vehicle, QDx25, PO
WRNi 30 mg/kg, QDx53, PO
EIK1005 5 mg/kg, QDx29, PO
EIK1005 15 mg/kg, QDx60, PO
EIK1005 30 mg/kg, QDx60, PO
Tumor Volume (mm3)
2000
1500
1000
500
0
0
10
20
30
40
50
60
70
Days

Early clinical data presented at ASCO 2026

- 23 subjects were dosed in a two-part study (P1 N=15; P2 N=8) at 50mg (P1 & P2) and 100mg (P1) doses
- All subjects competed the study and all AEs were unrelated and mild with the exception of a single moderate AE with no clinically significant events
- T 1/2 was 9.4 days, EIK1005 exposure increased in a dose related manner and no clinically significant food effect was observed
- Findings supported a starting dose of 50mg for EIK1005-002 trial (NCT#007262619)

P1: Part 1; P2: Part 2

Presented at ASCO 2026

eikon THERAPEUTICS

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Eikon Technology Provides Novel Scientific Insights and Permits Rapid Lead Optimization

Single molecule tracking captures the real-time dynamics of individual proteins at scale 0.0 2.5 5.0 7.5 10 Fast Slow Diffusion Coefficient (mm2/s) Membranes | DNA | Target Protein © 2026 | 24

WRN trapping and degradation upon inhibition revealed by Eikon SMT VCP proteasome WRN WRN Findings led to elucidation of key contributors to WRN inhibitor-driven degradation mechanism slow WRN upon inhibition Shift from fast to slower proteins is quantifiable WRN

AI/ML + Physics-Based Models Docking vs ML Antagonist Deprioritize Prioritize Predicted AR Antagonism pIC50 Predicted AR Agonism pEC50 Predicted AR Antagonism pEC50 Protein-Ligand Docking Score Agonist Explore, Interactions Not Captured by ML Explore, Unfavorable Protein-Ligand Interactions ML Guided Compound Prioritization Predicted Lipophilic Efficiency (LipE = pEC50 – LogD) LipE=6 5 4 3 2 1 Machine learning and computational chemistry guide Eikon’s AR antagonist designs Protein-Ligand Docking Predicted AR Antagonism pEC50 Ligand AR Protein ML Models R2 Caco-2 Permeability 0.77 Chrom LogD 0.86 Kinetic Solubility 0.59 EPSA 0.87 Microsomal Stability (HLM, MLM) 0.62, 0.49 Stability in Hepatocytes (hHep,mHep) 0.39, 0.64 AR SMT Antagonist 0.61 AR SMT Agonist 0.64 Local ML Models Developed for AR

Eikon’s AR programs aim to address limitations of current therapies EIK1006 (AR clinical candidate) observed to inhibit tumor growth, reduce PSA levels and alter AR gene expression in preclinical models Observed activity across a range of emerging resistant variants EIK1006 declared clinical candidate in November 2025; preclinical studies now tracking ahead of schedule, expected to enable IND submission by the end of 2026

Conclusion

Meaningful progress expected across all of our development efforts EIK1001 (TLR 7/8) EIK1003 (PARP1) EIK1004 (PARP1) (CNS-penetrant) EIK1005 (WRN) Phase 2 Non-Squamous NSCLC data readout First interim analysis to choose dose for melanoma study Full Phase 2 NSCLC data readout First patient dosed in NSCLC registration enabling trial Full read out of Phase 1/2 study Read out of EIK1003 + abiraterone study Read out of EIK1003 + paclitaxel study Initiation of study start-up of EIK1003 + platinum-based therapy + paclitaxel study Completion of Phase 1/2 study dose escalation First patient dosed in Phase 1 study EIK1006 (AR) IND submission (Submission projected by end of 2026) Completed and Upcoming for 2026 Milestone achieved ✽ ✽ ✽ ✽ ✽

Led by world-renowned drug developers Eikon Therapeutics highlights Technology platform, centered around proprietary single-molecule tracking (SMT) Clinical-stage programs have generated early signs of encouraging clinical activity Internally identified and strategically tailored product candidates advancing into clinical investigation 1 2 3 4

Appendix

Eikon's leadership team delivers proven depth and experience to bring novel therapies to market

Executive Team



Roger Perlmutter
CEO & Board Chair
MERCK AMGEN



Roy D. Baynes
CMO
MERCK AMGEN



Michael Klobuchar
COO
MERCK



Freddie Bowie
CFO
DANAHER FOUNDATION MEDICINE



Benjamin Thorner
CBO & GC
NOVARTIS
MERCK



Russ Berman
CTO
PacBio Agilent



Barbara Howes
CPO
Walt Disney
Genentech

Board of Directors



Kenneth C. Frazier
Former CEO, Merck; current Chairman, General Catalyst's Health Assurance initiatives



David W. Meline
Former CFO, Moderna; Former CFO, Amgen; Former CFO, 3M



Robbie Huffines
Former Global Chairman of Investment Banking, JP Morgan



Leon Chen, Ph. D.
Partner, The Column Group; Venture Partner, OrbiMed Advisors



Joshua Wolfe
Co-Founder & Managing Partner, Lux Capital

eikon THERAPEUTICS

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Deep R&D expertise coupled with proprietary technology combine to develop innovative medicines Eikon key strengths Leadership team that has supervised 100+ new drug approvals In-house clinical development expertise and executional excellence Proprietary technology to pursue difficult or historically undruggable targets Drug development approach EIK1005 WRN EIK1003 PARP1 EIK1001 TLR7/8 EIK1004 PARP1 (CNS Penetrant) EIK1006 AR Discovery Pipeline assets In License Discovery

Our oncology drug development strategy – potential assets Immuno-responsive cancers requiring enhanced immune stimulation Advanced cancers with DNA repair abnormalities Hormonally responsive cancers Androgen receptor (AR) antagonists (EIK1006) Checkpoint inhibitor foundation + TLR7/8 dual-agonist (EIK1001) Brain and non-brain penetrant PARP-1 selective agents (EIK1003 and 1004) Werner helicase inhibitor (EIK1005)

EIK1001 – TLR7/8 Dual-Agonist

JReview data as of Oct 27, 2025; data is not fully cleaned All (N=53) n % (95% CI) ORR (CR+PR) 32 60%(46%, 74%) DCR (CR+PR+SD) 47 89%(77%, 96%) Responses are based on RECIST 1.1 Target Lesion Best % Change from Baseline Time on Study EIK1001-005 study fully enrolled: NSQ + SQ as of October 27th, 2025 Subject Subject Time Since Initiation of Treatment Best (%) Change from Baseline

EIK1001 introduces a systemic proinflammatory signal which may complement traditional checkpoint inhibitor-based regimens Dual agonism stimulates innate and adaptive responses Orthogonal mechanism of action to checkpoint inhibitors Cutaneous administration of resiquimod (EIK1001) has been shown to provoke responses in cutaneous T-cell lymphoma and basal cell carcinoma1 Monotherapy activity observed in Phase 1 study Observed to be generally well-tolerated when dosed systemically in Eikon’s large (>400) patient-exposure database Differentiation of EIK1001 EIK1001 is designed to be an Active Anti-Neoplastic Agent EIK1001 TLR7/8 Field 1doi: 10.1182/blood-2015-02-630335; doi: 10.3390/pharmaceutics14102076

EIK1001 squamous data shows especially encouraging disease control (data to be updated at ASCO 2026) Squamous (N=17) n % (95% CI) ORR (CR+PR) 12 71% (44%, 90%) DCR (CR+PR+SD) 17 100% (80%, 100%) Subject Best (%) Change from Baseline Target Lesion Best % Change from Baseline JReview data as of Oct 27, 2025; data is not fully cleaned Responses are based on RECIST 1.1; DCR: disease control rate;

EIK1003/EIK1004: PARP1-Selective Inhibitors for Treatment of Malignancy

Improved PARP1 selectivity may mitigate liabilities of currently approved agents

Normal Hematopoiesis


Hematopoietic stem cells (HSCs)
Red blood cells
Red bone marrow
White blood cells
Neutrophils
Platelets

Anemia (reduced red blood cells), **neutropenia** (low neutrophils) and **thrombocytopenia** (reduction in platelets) are all associated with the use of non-selective PARP inhibitors

- **1st generation PARP inhibitors, characterized by both PARP1 and PARP2 activity, exhibit hematological toxicities[1-4]**
- **2nd generation PARP inhibitors although more selective, have not completely solved the problem[5]**
- **Eikon's PARP inhibitors are observed to have ~600x – 850x biochemical potency selectivity and ~20000x – 50000x PARP1 trapping selectivity over PARP2**

eikon THERAPEUTICS

1. Smith MR et al Lancet Oncol 2022; 2.Litton JK et al NEJM 2018; 3. Abida W et al J Clin Oncology 2020; 4. Robson ME et al Ann Oncology 2019; 5.Yap TA et al AACR 2024

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EIK1003: Tumor responses observed in Phase 1/2 trial as monotherapy. Results from the fully-enrolled dose-escalation trial to be updated at ASCO 2026. Monotherapy Key Endpoints Adverse Event Summary: Total TEAEs: 96.9% Grade 3 AEs: 43.1% SAEs: 23.1% Treatment Related SAEs: 6.2% Leading to Death: 0% Leading to treatment discontinuation: 9.2% (CR+PR)/Evaluable ORR (95% CI) Total 7/49 14.3% (5.9, 27.2) Tumor Type Breast 2/16 12.5% (1.6, 38.3) Ep. Ovarian 4/27 14.8% (4.2, 33.7) Prostate 1/1 - Pancreatic 0/5 - PARPi Naïve 5/16 31.2% (11.0, 58.7) Note: CA125 Response: reduction of over 50% in serum CA-125 levels from a high pre-treatment baseline, maintained for at least 28 days Best (%) Change from Baseline JReview data as of Oct 27, 2025; data is not fully cleaned;  Responses are based on RECIST 1.1, PARPi: PARP inhibitor Subject Cohort 1A – Tumor Type Epithelial Ovarian Breast Pancreatic Prostate Other Best Overall Response Complete Response Confirmed PR Partial Response Stable Disease Progressive Disease CA125 Response PARPi Naive Monotherapy

EIK1003 monotherapy provided encouraging preliminary data regarding durability of responses (data to be updated at ASCO 2026) JReview data as of Oct 27, 2025; data is not fully cleaned Responses are based on RECIST 1.1 Time on Study Subject Time Since Initiation of Treatment (months)

Encouraging preliminary tolerability and disease control observed for EIK1003 in combination with paclitaxel (data to be updated at ASCO 2026) JReview data as of Oct 27, 2025; data is not fully cleaned; * “Other” subject in the right plot was identified as a breast cancer patient after Oct 27, 2025; Additional “other” subject in the left plot has no confirmed information at this time Responses are based on RECIST 1.1; 3 confirmed PRs, 1 unconfirmed PR, and 1 confirmed CR Combination Therapy By Tumor Type Target Lesion Best % Change from Baseline Time on Study Subject Subject Best (%) Change from Baseline CA125 Response Time Since Initiation of Treatment (months)

Eikon Technology Provides Novel Scientific Insights and Permits Rapid Lead Optimization

MAKE TEST ANALYZE DESIGN Eikon’s approach: designed to accelerate drug discovery both conceptually, and through advanced technology ROBOTICS & AUTOMATION SYSTEMS BIOLOGY SINGLE MOLECULE TRACKING AI/ML-ENHANCED DATA ANALYSIS

Eikon’s discovery platform advanced WRN program (EIK1005) from tool compound to clinical candidate in under 18 months JAN 2023 Tool compounds targeting WRN helicase identified and synthesized JAN 2023 Eikon identifies novel WRN degradation MOA through SMT platform APR 2023 Eikon generates co-crystal structure of WRN and an inhibitor AUG 2023  Hit-to-Lead status declared, supported by SMT assay NOV 2023 Definitive efficacy studies begin DEC 2023 Eikon pre-print on WRN MOA1 manuscript; WRN Lead-Op declaration Biochemical and Cellular Assay Development Efficacy and MOA Studies Conducted Eikon nominates clinical candidate May 2024; preclinical studies begin 1Published in Nature Communications, July 2024

Androgen receptor overview Androgens drive proliferation of prostate cancer cells Anti-Androgens block proliferation Two resistance variant mechanisms evade current therapies